UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant ☐
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
PROFESSIONAL VETERINARY PRODUCTS, LTD.
(Name of Registrant as Specified In Its Charter)
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PROFESSIONAL VETERINARY PRODUCTS, LTD.
10077 South 134th Street
Omaha, Nebraska 68138
NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
DECEMBER 8, 2006
To the Shareholders of Professional Veterinary Products, Ltd.:
     Notice hereby is given that the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Professional Veterinary Products, Ltd. (the “Company”) will be held at the Company’s principal office, 10077 South 134th Street, Omaha, Nebraska 68138, on Friday, December 8, 2006, at 10:00 a.m., local time. The purposes of the Annual Meeting are:
1.	To consider and act upon a proposal to elect two (2) Class I Directors of the Company to serve until the 2009 Annual Meeting of Shareholders.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
     The Board of Directors currently is not aware of any other business to come before the Annual Meeting, and the foregoing items of business are more fully described in the proxy statement accompanying this Notice.
     Only shareholders of record at the close of business on October 31, 2006 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. Shares of Common Stock may be voted at the Annual Meeting only if the shareholder is present at the Annual Meeting in person or by valid proxy. The Company intends to mail the proxy statement and accompanying proxy card on or about November 15, 2006 to all shareholders entitled to notice of and to vote at the Annual Meeting. A copy of the Company’s 2006 Annual Report to Shareholders, which includes audited financial statements, is enclosed. The annual report is not part of the proxy solicitation materials.
     All shareholders are cordially invited to attend the Annual Meeting in person. We suggest that you carefully read the enclosed proxy statement. To assure the presence of a quorum, you are requested to promptly sign, date and return the enclosed form of proxy, which is solicited by the Board of Directors, by fax or in the enclosed, self-addressed stamped envelope whether you plan to attend the Annual Meeting. The proxy will not be used if you attend and vote at the Annual Meeting in person.

By Order of the Board of Directors,

Omaha, Nebraska	/s/ G. W. Buckaloo, Jr., D.V.M.

November 10, 2006	G. W. Buckaloo, Jr., D.V.M.
Corporate Secretary
     YOUR PROXY VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE
ACCOMPANYING PROXY CARD WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSALS TO BE VOTED UPON
INFORMATION ABOUT THE BOARD OF DIRECTORS
MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS
ANNUAL REPORT AND FINANCIAL STATEMENTS
OTHER BUSINESS
APPENDIX A

PROFESSIONAL VETERINARY PRODUCTS, LTD.
10077 South 134th Street
Omaha, Nebraska 68138
PROXY STATEMENT
2006 ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 8, 2006
INFORMATION CONCERNING SOLICITATION AND VOTING
General
     This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Professional Veterinary Products, Ltd. (the “Company”) to be voted at the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s principal office, 10077 South 134th Street, Omaha, Nebraska 68138 on Friday, December 8, 2006, at 10:00 a.m., local time, and at any adjournments thereof. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to this solicitation will be voted (i) FOR the election of the Class I director nominees named herein; and (ii) with respect to any other matters properly brought before the Annual Meeting, in accordance with the recommendations of the Board of Directors, or, if no recommendations are given, in accordance with the judgment of the proxy holders.
     The Company intends to mail this proxy statement and accompanying proxy card on or about November 15, 2006 to all shareholders entitled to vote at the Annual Meeting.
Voting Rights and Quorum Requirement
     Holders of shares of the Company’s common stock (the “Common Stock”) of record at the close of business on October 31, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. As of that date, there were 2,043 shares of Common Stock outstanding. Each shareholder entitled to vote will have one vote for each share of Common Stock owned of record by such shareholder as of the close of business on the Record Date on any matter which may properly come before the meeting.
     In order to transact business at the Annual Meeting, a quorum must be present. A quorum is present if a majority of the outstanding shares of the Common Stock as of the Record Date are represented in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called “abstentions”) and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called “broker non-votes”) will be counted for the purpose of determining whether a quorum is present.
Required Vote
     Election of Directors. Directors are elected by a plurality of the votes cast, which means that the director nominees receiving the highest number of votes for their election will be elected as directors. Abstentions and broker non-votes are not counted as votes for the election of any director nominee.
     Other Matters. Approval of other matters submitted to shareholders for consideration and action at the Annual Meeting requires that the number of votes cast for the matter exceeds the number of votes cast against the matter. Abstentions and broker non-votes will be disregarded in determining whether a matter has been approved.
     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate votes cast for or against each proposal or withheld and abstentions.

Proxy Voting and Revocability of Proxies
     Shares can only be voted at the Annual Meeting if the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a shareholder may authorize the voting of his, her or its share at the Annual Meeting. The share of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the shareholder’s directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choice has been specified and the enclosed proxy card is properly executed and returned, the shares will be voted FOR the persons nominated by the Board for election as Class I Directors.
     Execution of the accompanying proxy card will not affect a shareholder’s right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by voting at the meeting by giving either personal or written notice of such revocation to Dr. Lionel Reilly, President, Professional Veterinary Products, Ltd., at the Company’s offices at 10077 South 134th Street, Omaha, Nebraska 68138, or to the person designated as the Corporate Secretary at the commencement of the Annual Meeting.
Attendance and Voting at the Annual Meeting
     If you own a share of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card. We encourage you to vote your share in advance of the Annual Meeting date by returning the enclosed proxy card, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described above even if you have already voted.
Costs of Solicitation
     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers or other employees of the Company.
EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN AND RETURN
THE ENCLOSED PROXY CARD EITHER BY FAX OR IN THE ENVELOPE PROVIDED.
IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY,
IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARE IN PERSON.
     Each shareholder should read this information before completing and returning the enclosed proxy card. If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed form of proxy, please call the Company at (402) 331-4440.

PROPOSALS TO BE VOTED UPON
PROPOSAL 1: Election of Class I Shareholder Directors
     The Company currently has a total of eight (8) shareholder directors who are veterinarians and elected from eight geographic districts and one non-shareholder director. Pursuant to the Company’s Second Amended and Restated Articles of Incorporation (“Articles of Incorporation”), the Company is required to elect the eight shareholder directors, may elect up to two additional non-shareholder directors, and may elect the Company’s President as a non-voting director. Shareholder directors are divided into three (3) classes with each class serving a three-year term. Class I consists of two (2) directors, one from District 3 and one from District 7. Class II consists of three (3) directors, one from each of the following Districts: 1, 2 and 6. Class III consists of three (3) directors, one from each of the following Districts: 4, 5 and 8. The geographic boundaries of the districts are provided for in the Company’s Bylaws and may be revised by the Board from time to time but no more frequently than annually to more accurately represent an equitable number of shareholders. Each director’s professional practice must be located in the district in which he or she is elected at the time of the election. The non-shareholder directors are not required to be affiliated with any geographic districts.
     At the 2006 Annual Meeting, two (2) Class I directors from Districts 3 and 7 are to be elected to serve until the 2009 Annual Meeting of Shareholders and until their respective successors have been elected. District 3 is comprised of the states of Illinois and Wisconsin. District 7 is comprised of the states of West Virginia, Maryland, Delaware, New Jersey, Pennsylvania, New York, Connecticut, Rhode Island, Massachusetts, Vermont, New Hampshire and Maine.
     The following directors have been nominated to be elected at the Annual Meeting: Thomas E. Wakefield, D.V.M., District 3, and Eileen Sam Holly Morris, D.V.M., District 7, each of whom will hold office until his or her successor shall have been elected and qualified. Detailed information on each nominee is provided in the “Nominees and Current Directors” section.
Voting Requirement and Board Recommendation
     Assuming that a quorum is present, the affirmative vote of the holders of a plurality of the shares present in person or by valid proxy is required to approve this Proposal 1: Election of Class I Shareholder Directors and elect each of the director nominees.
     Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies FOR the election of such nominees. Although the Board anticipates that the two (2) nominees will be available to serve as directors of the Company, if either of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.
YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
DR. EILEEN SAM HOLLY MORRIS AND DR. THOMAS E. WAKEFIELD AS CLASS I DIRECTORS
TO HOLD OFFICE UNTIL THE 2009 ANNUAL MEETING OF SHAREHOLDERS
AND UNTIL THEIR SUCCESSORS ARE ELECTED.
INFORMATION ABOUT THE BOARD OF DIRECTORS
NOMINEES AND CURRENT DIRECTORS
     The Board is comprised of nine directors of which eight are shareholders and licensed veterinarians and one is a non-shareholder. Each director, or the practice of which he or she is a member, owns one share of the Company’s Common Stock. The Board of Directors has general oversight responsibility for the Company’s affairs pursuant to the Nebraska General Corporation Law and the Company’s Bylaws. In exercising its fiduciary duties, the Board of Directors represents and acts on behalf of the shareholders. Although the Board of Directors does not have responsibility for the day-to-day management of the Company, it stays informed through periodic meetings and site visits.

Nominees for the Board of Directors
     The following table contains information about the persons nominated for election at the 2006 Annual Meeting of Shareholders:

				Year First
				Became	Term
Name and Position	Age	District	Class	Director	Expires
Eileen Sam Holly Morris, D.V.M., Director Nominee	55	3	I	N/A	N/A
Thomas E. Wakefield, D.V.M., Director Nominee	34	7	I	N/A	N/A
     Eileen Sam Holly Morris, D.V.M., has been the Hospital Director of Plum Creek Regional A.M.C. in Crete, Illinois since November 1981, and has been an independent consultant associated with the Veterinary Practice Consultants since 2003. Dr. Morris received a Doctor of Veterinary Medicine Degree from the University of Illinois in 1976. Dr. Morris also is a member of several veterinarian associations.
     Thomas E. Wakefield, D.V.M., has been a partner of the Perry Veterinary Clinic since January 2004. Prior to that, Dr. Wakefield was an associate veterinarian for that clinic. Dr. Wakefield received a Doctor of Veterinary Medicine degree from The Ohio State University College of Veterinary Medicine in 1997.
Class II and Class III Directors
     The following table contains information about the persons currently serving as directors through 2007 and 2008:

				Year First
				Became	Term
Name and Position	Age	District	Class	Director	Expires

Steven E. Wright, D.V.M, Director	58	1	II	2001	2007
Buddy D. Ray, D.V.M., Vice-Chairman and Director	54	6	II	2001	2007
Scott A. Shuey, D.V.M, Director	39	2	II	2004	2007
G.W. Buckaloo, Jr., D.V.M., Director and Secretary	59	4	III	2002	2008
Tom Latta, D.V.M., Director	62	5	III	2002	2008
William Swartz, D.V.M., Director	64	8	III	2002	2008
A. Donald Janezic, Jr., Director	60	N/A	N/A	2005	2008
     Steven E. Wright, D.V.M., has served as a Director since December 7, 2001. Dr. Wright previously served as Chairman from 2003 to 2004 and as Vice Chairman from 2002 to 2003. He is an exclusive small animal practitioner and owner of Millard Veterinary Clinic located in Omaha, Nebraska. Dr. Wright received a Doctor of Veterinary Medicine degree from Kansas State University in 1974.
     Buddy D. Ray, D.V.M., has served as a Director since December 7, 2001 and has served as Vice Chairman since 2005. Dr. Ray previously served as Secretary from 2003 to 2004. He is a mixed practitioner and partner with Mayfield Veterinary Clinic located in Mayfield, Kentucky. Dr. Ray received a Doctor of Veterinary Medicine degree from the Auburn University School of Veterinary Medicine in 1978.
     Scott A. Shuey, D.V.M., has served as a Director since December 10, 2004. He has been a large animal veterinarian for and the Corporate Secretary of Southern Hills Veterinary Services, Inc. in Corning, Iowa since 1997. Dr. Shuey received a Doctor of Veterinary Medicine Degree from Kansas State University in 1996.
     G. W. Buckaloo, Jr., D.V.M., has served as a Director since December 6, 2002. Dr. Buckaloo has served as Secretary since 2004. He is a companion animal practitioner and President of Crysler Animal

Hospital located in Independence, Missouri. Dr. Buckaloo received a Doctor of Veterinary Medicine degree from the University of Missouri in 1972.
     Tom Latta, D.V.M., has served as a Director since December 6, 2002. He is senior partner of Hansford County Veterinary Hospital located in Spearman, Texas. Dr. Latta received a Doctor of Veterinary Medicine degree from the Oklahoma State University in 1968.
     William Swartz, D.V.M., has served as a Director since December 6, 2002. Dr. Swartz previously served as Chairman from 2004 to 2005 and as Vice Chairman from 2003 to 2004. He is the owner and medical director of Clocktower Animal Hospital located in Herndon, Virginia. Dr. Swartz received a Doctor of Veterinary Medicine degree from the Ohio State University in 1966.
     A. Donald Janezic, Jr. has served as a Director since December 16, 2005. He has been Chief Financial Officer of R.C. Bigelow since August 1987. Mr. Janezic has acted as a financial consultant to the Company’s Board of Directors during 2005. Mr. Janezic earned his Master’s degree in accounting from the University of New Hampshire in 1983 and has been a CPA since 1972.
Geographic Districts
     The following map illustrates the geographic breakdown of the eight districts:
Meetings and Attendance of the Board of Directors
     The Company’s Board held ten (10) meetings during the fiscal year ended July 31, 2006. All Directors attended at least 75% of the meetings of the Board and the committees of which they were members.
     Although the Company does not have formal policy regarding attendance by its members of the Board of Directors at the Company’s Annual Meeting of Shareholders, it encourages all directors to attend. All of the current members of the Board attended the 2005 Annual Meeting of Shareholders.

Compensation of Directors
     Directors are paid $2,000 per day for attendance at the Company’s Mid-Year and Annual Meetings, and any specially-called Board meetings if the director is present in person. In addition, directors are reimbursed for their expenses related to attendance of meetings, including travel and lodging at the meeting location, and directors whose travel time exceeds one-half day also receive $1,000 per travel day. Directors are paid $1,500 annually for participation in meetings via teleconference conference. No other compensation may be paid to directors without further action by the Board.
Committees of the Board
     To facilitate deeper penetration of certain key areas of oversight, the Board has established three committees: Executive, Corporate Governance, and Audit. The functions performed by these committees are summarized below:
Executive Committee
     The Executive Committee is comprised of Dr. Amy L. Hinton, Dr. Buddy D. Ray, Dr. G. W. Buckaloo and Dr. William Swartz. Dr. Hinton is the Chairman of the Committee. The Committee’s duties include, among other things, involvement in long-range planning, the formulation of corporate policies, and making recommendations to the Board concerning salaries and incentive compensation for our officers and employees. The Executive Committee met three (3) times during the fiscal year ended July 31, 2006. The Executive Committee Report on Executive Compensation for 2006 is set forth below.
Corporate Governance Committee
     The Board of Directors established the Corporate Governance Committee, to replace the Nominating Committee, in June 2003. This Committee is comprised of Dr. Amy L. Hinton, Dr. Chester L. Rawson, Dr. William Swartz and Dr. Steven E. Wright. Dr. Wright is the Chairman of the Committee. The Corporate Governance Committee met two (2) times during the fiscal year ended July 31, 2006.
     The purposes of the Corporate Governance Committee, include, without limitation, identifying and endorsing qualified individuals for nomination and/or re-nomination as directors of the Board, recommending committee assignments to the full Board annually, designing and managing methods of evaluation for the Board’s collective performance, individual members’ performances and Chief Executive Officer’s performance, recommending appropriate levels and forms of director compensation to the Board of Directors, addressing current issues of corporate governance and making recommendations to the Board, and ensuring appropriate succession plans for the Chief Executive Officer and key employee positions. The Company believes that each member of the Corporate Governance Committee satisfies the independence standard for directors set forth in the listing standards of the American Stock Exchange (“AMEX”).
     The Corporate Governance Committee has recommended that the Board of Directors nominate Thomas E. Wakefield, D.V.M. and Eileen Sam Holly Morris, D.V.M. for election at the Annual Meeting. No current directors are standing for reelection as directors of the Company. The Company asked its shareholders to recommend directors in Districts 3 and 7. After receipt of several recommendations, the Corporate Governance Committee selected five individuals and interviewed each of them. After such interviews, the Corporate Governance Committee recommended Drs. Morris and Wakefield as director nominees.
     The Corporate Governance Committee adopted a written charter on July 17, 2003. A current copy of the Committee’s Charter is available on the Company’s website under “Investor Relations”. The Company’s website is www.pvpl.com. Information contained in the website is not incorporated by reference into this proxy statement, and you should not consider information contained in the website a part of this proxy statement.
     Director nominees are chosen by the entire Board of Directors, after considering the recommendations of the Corporate Governance Committee. As a matter of course, the members of the

Corporate Governance Committee review the qualifications of various persons. The Corporate Governance Committee does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders, but it will consider suggestions received from shareholders regarding director nominees and will review all candidate recommendations. To recommend a director candidate, a shareholder should contact the chairperson of the Committee by writing to: Chairperson of the Corporate Governance Committee, c/o Professional Veterinary Products, Ltd., 10077 South 134th Street, Omaha, Nebraska 68138.
     With regard to specific qualities and skills, the Company’s Articles of Incorporation require that eight (8) of the directors be veterinarian shareholders of the Company and permits the election of two additional non-shareholders as voting Board members. The President of the Company also may be elected as a non-voting member. The Corporate Governance Committee believes it necessary that at least a majority of the members of the Board of Directors qualify as “independent” under AMEX Sec. 121.A. In addition to these specific requirements, the Corporate Governance Committee takes into account all factors it considers appropriate, which may include geographic representation, personal and professional skills, general business acumen and experience, and the highest personal and professional integrity. Generally, the Corporate Governance Committee will first consider current Board members because they meet the criteria listed above and possess knowledge of our history, strengths, weaknesses, goals, and objectives. The Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee identifies and evaluates nominees for director by considering the recommendations of constituents, board members, staff members and other executives. All nominees are evaluated using the criteria discussed above and set forth in the Committee’s Charter.
Audit Committee
     The Audit Committee is comprised of Dr. G. W. Buckaloo, Jr., Dr. Tom Latta, Dr. Buddy D. Ray, Dr. Scott A. Shuey and Don Janezic. Dr. Buckaloo is the Chairman of the Committee. This Committee serves as a direct link between the Board and the independent registered public accounting firm and regularly meets with such public accounting firm to review the audit function. The Audit Committee’s primary purpose is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s financial reports and financial reporting processes and systems of internal control. The Audit Committee reviews the services provided by the Company’s independent registered public accounting firm, consults with the public accounting firm, and reviews the need for internal auditing procedures and the adequacy of internal controls. The Audit Committee met four (4) times during the fiscal year ended July 31, 2006.
     The Company believes that its Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each member of the Audit Committee satisfies the independence and audit committee membership criteria set forth in the listing standards of AMEX. Specifically, each member of the Audit Committee:
•	will be independent under AMEX Section 121.A.;

•	will meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act;

•	will not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three fiscal years; and

•	will be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.
     The Board of Directors has determined that Don Janezic currently is considered the “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission (“SEC”) issued pursuant to Section 407 of the Sarbanes-Oxley Act. In addition to Mr. Janezic, the Board of Directors believes that its members are capable of analyzing and evaluating its financial statements and understanding internal controls and procedures for financial reporting and that their experience and non-financial expertise as practicing veterinarians is appropriate for the Company and in the best interest of its shareholders who are all practicing veterinarians. Like many Companies, it is difficult for the Company to attract and retain board members who qualify as an “audit committee financial expert” and competition for these individuals is significant. Prior to his election as a director in December 2005, Mr. Janezic was retained as a financial consultant to advise the Audit Committee and the Board.
     On March 23, 2000, the Board of Directors adopted an Audit Committee Charter. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement
Audit Committee Report
     The following report of the Audit Committee shall not be deemed to be incorporated by reference in any documents filed by the Company with the SEC under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates the report by reference in any such document.
     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s financial reports and financial reporting processes and systems of internal control. The Company’s management has the primary responsibility for the financial statements and the reporting process, including maintenance of the Company’s system of internal controls. The Company retains an independent registered public accounting firm who is responsible for conducting an independent audit of the Company’s financial statements, in accordance with the standards of the Public Company Accounting Oversight Board, and issuing a report thereon.
     The Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended July 31, 2006 with management and the Company’s independent registered public accounting firm, Quick & McFarlin, P.C., and in issuing this report, has relied on the responses and information provided to the Audit Committee by management and the independent registered public accounting firm. The Committee also has discussed with Quick & McFarlin, P.C. the matters required to be disclosed by Statement on Auditing Standards No. 61 (Communication with Audit Committees or Others with Equivalent Authority and Responsibility), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Committee has received and reviewed the written disclosures and the letter from Quick & McFarlin, P.C. required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees), as amended, by the Independence Standards Board, and has discussed with the independent registered public accounting firm its independence.
     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2006, for filing with the SEC. The Committee also has considered whether the provision of services by Quick & McFarlin, P.C. not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q for the quarters ended October 31, 2005, January 31, 2006, and April 30, 2006 is compatible with maintaining Quick & McFarlin, P.C.’s independence.

Audit Committee:

Dr. G. W. Buckaloo, Jr.
Dr. Tom Latta
Dr. Buddy D. Ray
Dr. Scott A. Shuey
A. Donald Janezic. Jr.
Code of Ethics
     The Board of Directors adopted a Code of Ethics on June 1, 2005, that applies to the principal executive officer and the principal financial and accounting officer in accordance with the rules prescribed by the SEC. The Code of Ethics is posted on the Company’s website under “Investor Relations”. The Company intends to satisfy the disclosure requirements under Form 8-K regarding an amendment to, or a waiver from, a provision of its Code of Ethics relating to such principal executive officer and the principal financial and accounting officer by posting such information on its Internet website. The Company’s website address is www.pvpl.com. Information contained in the website is not incorporated by reference into this proxy statement and you should not consider information contained in the website a part of this proxy statement.
Shareholder Communication
     The Company does not have a formal policy relating to shareholder communication. The Company’s current practice includes mailing to each shareholder the contact information for the board member elected from such shareholder’s District after the annual and mid-year meetings of the Board. At the 2006 Annual Meeting of Shareholders, the shareholders will be given the opportunity to ask general questions of the directors. Further, any shareholder who desires to contact the Board of Directors or any individual director may do so through the Company’s website (www.pvpl.com) or by writing to: Professional Veterinary Products, Ltd. Board of Directors, 10077 South 134th Street, Omaha, Nebraska 68138. Communications should be addressed to the Chairman of the Board of Directors or to the individual director’s name. Information contained in our website is not incorporated by reference into this proxy statement, and you should not consider information contained in our website as part of this proxy statement.
MANAGEMENT
     The Company’s day to day affairs are managed by the Company’s executive officers who are appointed for a one year term, and its Board of Directors. Executive officers of the Company, and other significant employees of the Company, are listed below:

Name	Age	Position

Lionel L. Reilly, D.V.M.	63	President and Chief Executive Officer
Neal B. Soderquist	51	Chief Financial Officer and Vice President
Stephen J. Price	47	Chief Operating Officer and Vice President of Sales and Marketing
     Lionel L. Reilly, D.V.M., has served as President and CEO of the Company since 1994. Prior to that, he was Vice President, Business Operations and functioned as the CEO. He has been with the Company since 1983, shortly after its founding. Dr. Reilly spent several years as a military veterinarian, over five years in private clinical veterinary practice and five years in the industry as a researcher and technical services veterinarian. He has a degree from Kansas Wesleyan University in Salina, Kansas. Dr. Reilly graduated in 1970 from the College of Veterinary Medicine, Kansas State University, Manhattan, Kansas. See “Employment Contract.”
     Neal B. Soderquist was appointed Chief Financial Officer in 1994 and elected Vice President of Finance and Technology in July 2005. From 1989 to 1994, he served in that position and managed most of the human resource functions. In 1975, he received an Associate’s Degree in accounting from the Lincoln School of Commerce in Lincoln, Nebraska.
     Stephen J. Price was appointed department Director of Sales and Marketing and was elected Chief Operating Officer and Vice President of Sales and Marketing in 2005. Prior to that, from 2002 through 2005, Mr. Price was the General Manager for ProConn, LLC, a wholly-owned subsidiary of the Company. From 2000 through 2002, Mr. Price was employed by Hi-Pro Animal Health in Friona, Texas, and his responsibilities included Business Development and Special Projects. Hi-Pro Animal Health is an animal health supplier. From 1998 through 2000, Mr. Price was the Manager of Farm Centers, Inc. in Shawnee, Oklahoma. Mr. Price earned his Bachelor’s Degree in agriculture (animal science) from Oklahoma State University, Stillwater in 1982.

Executive Compensation
     The following table represents all compensation earned by the Company’s “named executive officers” for the fiscal years 2004 through 2006.

				All Other
		Annual Compensation		Compensation(5)
	Fiscal
Name and Principal Position	Year	Salary	Bonus
Lionel L. Reilly	2006	$330,012	$104,116	$31,152	(1)
President and Chief Executive Officer	2005	$279,301	$100,537	$33,353	(1)
	2004	$298,004	$131,711	$33,417	(1)
Neal B. Soderquist	2006	$151,313	$52,058	$14,798	(2)
Chief Financial Officer and Vice President	2005	$119,452	$25,134	$12,460	(2)
	2004	$120,225	$32,986	$13,782	(2)
Stephen J. Price	2006	$184,925	$52,058	$15,408	(3)
Chief Operating Officer and Vice President	2005	$99,394	$108,712	$8,962	(3)
of Sales and Marketing	2004	$90,000	$80,691	$8,109	(3)
Cheryl E. Miller(4)	2006	$142,259	$52,058	$14,145	(4)
Vice President of Corporate Services	2005	$119,452	$25,334	$12,486	(4)
	2004	$120,225	$32,986	$13,782	(4)

(1)	For fiscal years 2006, 2005, and 2004, the Company contributed $6,300, $6,150, and $6,000, respectively, to Dr. Reilly’s 401(k) Plan and $9,108, $12,300, and $12,000, respectively, to Dr. Reilly’s profit-sharing Plan. For fiscal years 2006, 2005 and 2004, the Company contributed $15,743, $14,903 and $15,417, respectively, to Dr. Reilly’s life insurance policy.

(2)	For fiscal years 2006, 2005, and 2004, the Company contributed $6,050, $4,153, and $4,594, respectively, to Mr. Soderquist’s 401(k) Plan and $8,748, $8,307, and $9,188, respectively, to Mr. Soderquist’s profit-sharing Plan.

(3)	For fiscal years 2006, 2005 and 2004, the Company contributed $6,300, $2,986, and $2,700, respectively, to Mr. Price’s 401(k) Plan and $9,108, $5,976, and $5,409, respectively, to Mr. Price’s profit-sharing Plan.

(4)	For fiscal years 2006, 2005, and 2004, the Company contributed $5,783, $4,164, and $4,594, respectively, to Ms. Miller’s 401(k) Plan and $8,362, $8,322, and $9,188, respectively, to Ms. Miller’s profit-sharing Plan. On August 31, 2006, Ms. Miller was no longer an employee of the Company.

(5)	Each of the “named executive officers” are participants of the Company’s Supplemental Executive Retirement Plan as further described below.
Employment Contract
     The Company and Dr. Lionel L. Reilly entered into an employment contract pursuant to which Dr. Reilly will act as President and Chief Executive Officer of the Company. The contract provides that Dr. Reilly shall devote his full-time professional energy, skill, efforts and attention to the business of the Company. The contract automatically renews for successive one year periods unless terminated by either party. If the Company terminates the contract without cause, Dr. Reilly will remain employed by the Company for a one-year consulting period, during which period he will be paid his base salary at the level in effect upon termination. During the period of his employment, Dr. Reilly is entitled to a base salary of not less than $240,000 per year, to be increased in each year thereafter by an amount equal to not less than the percentage increase in the consumer price index over the previous year, with a minimum increase of 3% and a maximum increase of 6%. In July 2005, the Board of Directors determined that Dr. Reilly’s salary should be increased to $332,030, effective August 1, 2005, exceeding the maximum increase of 6%. Dr. Reilly is also entitled to quarterly bonuses equal to one percent of the quarterly net income before the shareholder performance rebate and income tax expense based on the Company’s unaudited consolidated financial statements. Under the contract, Dr. Reilly is bound by confidentiality provisions and covenants not to compete with us for a one year period after ceasing to be employed by the Company.
     The Company has purchased two life insurance policies on the life of Dr. Reilly. Both policies are flexible premium adjustable life insurance policies for $500,000. The Company is the beneficiary of one of the policies and the Lionel Reilly Trust is the beneficiary of the other policy. For additional information, see “Certain Relationships and Related Transactions.”
     For additional information on change-of-control agreements with executive officers, see “Management — Supplemental Executive Retirement Plan.”
Separation Agreement
     On August 31, 2006, the Company eliminated the position of Vice President of Corporate Services as part of its internal realignment of the corporate services department. As a result of this realignment, Cheryl E. Miller ceased serving the Company as Vice President of Corporate Services, and effective August 31, 2006, she was no longer an employee of the Company. In connection with her departure, Ms. Miller and the Company entered into a Separation Agreement and Release (the “Separation Agreement”) effective September 28, 2006 (the “Effective Date”). Pursuant to the terms of the Separation Agreement, Ms. Miller will receive the following separation payments from the Company: (i) payment of her base salary, less applicable withholdings, in effect on August 31, 2006 for a period of twelve (12) months to be paid on a salary continuation basis; (ii) payment for eighteen (18) months of 100% of her medical/vision insurance premiums paid by the Company on August 31, 2006 if Ms. Miller elects continued coverage under the Company’s employee health insurance plan pursuant to COBRA; (iii) payment of the Company’s profitability incentive for fourth quarter of fiscal year 2006; and (iv) payment for a period of six months for the services of a mutually-agreed upon executive career counseling and outplacement service.
     In consideration for the payments to be received by Ms. Miller under the Separation Agreement, Ms. Miller agreed (i) to cooperate with the Company with respect to the defense of any matter of which Ms. Miller has knowledge as a result of her employment with the Company, and (ii) to certain confidentiality and non-disparagement obligations.
     The following report of the Executive Committee on executive compensation shall not be deemed to be incorporated by reference in any documents filed by the Company with the SEC under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates this report by reference in any such document.
Executive Committee Report on Executive Compensation for 2006
     The Executive Committee of the Board of Directors prepared the following report on executive compensation. The approach to determining executive compensation generally consists of two elements: base salary and bonus. For fiscal year ended 2006, the Chief Executive Officer’s salary and quarterly bonuses were calculated in accordance with the terms of his Employment Agreement with the Company.
     The Board of Directors establishes the goals for the Chief Executive Officer, and the Chief Executive Officer establishes the goals for the rest of the executives. Other than the Chief Executive Officer, the bonus amounts for the executives are quarterly bonuses equal to a percentage of the quarterly net income before the shareholder performance rebate and income tax expense based on the Company’s unaudited consolidated financial statements. The Executive Committee believes that the annual bonus structure directly links corporate performance to executive compensation and provides incentives for employees. The Executive Committee has reviewed the base salaries of the Company’s executive officers and believes such salaries are generally comparable to those earned by similarly-situated executives.

Executive Committee:

Dr. Amy L. Hinton Dr. Buddy D. Ray Dr. William Swartz Dr. Steven E. Wright

Supplemental Executive Retirement Plan
     The Company established the Professional Veterinary Products, Ltd. Supplemental Executive Retirement Plan effective January 1, 2003. The Plan provides benefits to certain management employees of the Company. On October 19, 2006, the Board of Directors approved amendments to and the restatement of the Company’s Supplemental Executive Retirement Plan (the “Plan”) retroactively effective on January 1, 2006. The Plan is a nonqualified defined benefit plan pursuant to which the Company will pay supplemental pension benefits to certain key employees upon retirement based upon the employees’ years of service and compensation. The Executive Committee of the Board of Directors determines those highly compensated management employees who are eligible to participate in the Plan.
     The Plan was previously administered by a Committee, consisting of the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Administrative Officer. The 2006 amendments to the Plan redefined the Committee to be the Executive Committee of the Board of Directors rather than Company employees. As part of this responsibility, the Committee has the discretionary authority necessary or appropriate to administer the Plan. The Board of Directors has the right to amend or terminate the Plan at any time. No change in the Plan, however, will result in the loss of benefits earned by a participant prior to such amendment or termination.
     The Plan provides benefits upon a participant’s retirement, early retirement, disability before retirement, and in some cases, survivor benefits to a participant’s beneficiary. Benefits will also be paid to a participant if the participant’s employment is terminated within three years following a change in control as defined in the Plan document. Under the terms of this Plan, the Company is responsible for the premiums of the additional disability coverage purchased but the respective executive or employee owns the insurance policy. The Plan is an unfunded supplemental retirement plan and is not subject to the minimum funding requirements of the Employee Retirement Income Security Act.
     Benefits payable under the Plan are paid exclusively from the Company’s general assets. Because these assets remain subject to the claims of the Company’s general creditors, no security is offered against the Company’s financial inability to pay due to insolvency or bankruptcy. While the Plan is an unfunded non-contributory plan, the Company is informally funding the plan through life insurance contracts on the participants. The life insurance contracts had cash surrender values of $1.4 million at July 31, 2006. The amount of the annual benefit is based upon the final three-year average of compensation paid to such executives. For participants (other than the Chief Executive Officer), benefits under this Plan can be illustrated as follows:

Average Final Three Years of
Compensation	Plan Benefit
$150,000	$52,500
$200,000	$70,000
$300,000	$105,000
$400,000	$140,000
     For the Chief Executive Officer, benefits under this Plan can be illustrated as follows:

Average Final Three Years of
Compensation	Plan Benefit
$150,000	$90,000
$200,000	$120,000
$300,000	$180,000
$400,000	$240,000

     The benefits shown in the above tables are based on base salary for Social Security and Company paid 401(k) and profit sharing contributions at the time of payment. For additional information, see “Certain Relationships and Related Transactions.”
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The Company’s Articles of Incorporation specifically provide that each shareholder is entitled to own only one share of stock. Thus, there is no shareholder that currently owns or will own more than one share in the future and no shareholder owns less than or a fractional portion of the single share. Accordingly, no single shareholder owns more than 5% of the outstanding Common Stock. The percentages shown below are based on 2,043 shares of Common Stock outstanding on October 31, 2006. Except as indicated and subject to community property laws where applicable, the persons named in the table have sole voting and investment power for each share beneficially owned by them.

	Shares
	Beneficially	Nature of Beneficial	Percentage
Name of Beneficial Owner	Owned(1)	Ownership	of Class
Dr. Buddy D. Ray	1	By Mayfield Veterinary Clinic(2)	*
Dr. Steven E. Wright	1	By Millard Veterinary Clinic	*
Dr. Chester L. Rawson(4)	1	By Alta Genetics(3)	*
Dr. G.W. Buckaloo, Jr.	1	By Crysler Animal Hospital(2)	*
Dr. Tom Latta	1	By Hansford County Veterinary Hospital	*
Dr. Amy L. Hinton(4)	1	By Companion Animal Veterinary Services	*
Dr. William Swartz	1	—	*
Dr. Scott A. Shuey	1	By Adams County Veterinary Services, Inc.(2)	*
Dr. Eileen Sam Holly Morris(5)	1	Plum Creek Regional Animal Hospital	*
Dr. Thomas E. Wakefield(5)	1	Perry Veterinary Clinic, P.L.L.C.	*
A. Donald Janezic, Jr.	0		—
Dr. Lionel L. Reilly	0		—
Neal B. Soderquist	0		—
Stephen J. Price	0		—
Cheryl E. Miller(6)	0		—

All executive officers and directors as a group (15 persons)	10		*

*	Less than one percent

(1)	No shareholder has the right to acquire beneficial ownership of any additional securities.

(2)	Voting power shared with owners of veterinary practice.

(3)	Dr. Rawson has no voting power and is a consultant of the shareholder, Alta Genetics.

(4)	Drs. Hinton and Rawson have served two consecutive three year terms and because of such service, they are no longer eligible to be Board Members upon election of their successors.

(5)	Drs. Morris and Wakefield have been nominated to be elected as Board members at the 2006 Annual Meeting.

(6)	Ms. Miller ceased being an officer of the Company on August 31, 2006. See “Management – Separation Agreement” above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     We have not made loans to, loan guarantees on behalf of, or engaged in material transactions with the Company officers, directors or shareholders except as otherwise disclosed herein. In 2002, the Sarbanes-Oxley Act made it unlawful for any publicly traded company to extend or maintain credit, to arrange for the extension of credit, or to renew an extension of credit in the form of a personal loan to or for the benefit of executive officers and directors. The Sarbanes-Oxley Act also provides that an extension of credit maintained by such company on the date of enactment of the Sarbanes-Oxley Act will be “grandfathered” and therefore not subject to the Act as long as there is no material modification to any term of any such extension of credit or renewal of any such extension of credit on or after the enactment date. The Company does not believe that making additional payments under the pre-existing insurance arrangements should constitute banned personal loans, and to the extent certain policies may be considered loans, the Company’s current arrangements are grandfathered under the Sarbanes-Oxley Act and are not prohibited. Until further guidance is issued, the Company intends to continue paying such premiums for the benefit of Dr. Reilly.
     From time to time, we have engaged in transactions with affiliated parties. The directors and/or their related practices, acting in their capacity as shareholders, have purchased items related to the practice of veterinary medicine from the Company on the same terms and conditions as every other shareholder. As a matter of policy, all future material transactions between the Company and any of its officers, directors, or shareholders or other affiliates (including SERVCO) will be approved by our Audit Committee or a majority of the independent and disinterested members of the Board of Directors, will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be in connection with bona fide business purposes of the Company.
     The Company owns a 20% interest in SERVCO d/b/a MARKETLink. Dr. Reilly, the Company’s Chief Executive Officer and President serves on the board of SERVCO. During the fiscal year ended July 31, 2006, MARKETLink represented approximately 10% of the Company’s total net sales and other revenue.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of in excess of ten percent of any such class are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. We believe that our officers, directors, and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them during the preceding fiscal year.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
     The principal independent registered public accounting firm utilized by the Company during fiscal 2006 was Quick & McFarlin, P.C., and the Board of Directors has approved such firm to continue as its independent public accountants for the fiscal year ending July 31, 2007. A representative of Quick & McFarlin, P.C. is expected to attend the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to respond to appropriate questions from shareholders.
Principal Accounting Fees and Services
     The aggregate fees billed by Quick & McFarlin, P.C., the independent public accountants to the Company, for the two fiscal years ended July 31, 2006 and 2005 are as follows:

	Fiscal 2006	Fiscal 2005
Audit Fees(1)	$102,075	$118,300
Audit-Related Fees(2)	14,100	21,925
Tax Fees(3)	0	0
All Other Fees(4)	0	0

Total:	$116,175	$140,225

(1)	The aggregate Audit Fees billed for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in Forms 10-Q or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	The aggregate Audit-Related Fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements. In fiscal 2006, Audit-Related Fees were comprised of $13,000 in fees for the audit of the Company’s employee benefit plan and $1,100 in fees for services relating to Section 404 of the Sarbanes-Oxley Act. In fiscal 2005, Audit-Related Fees were comprised of $11,250 in fees for the audit of the Company’s employee benefit plan and $10,675 in fees for services relating to Section 404 of the Sarbanes-Oxley Act.

(3)	The aggregate Tax Fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(4)	The aggregate All Other Fees billed for products and services provided by the principal accountant.
     None of the services described above were approved pursuant to the de minimus exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.
     Our Audit Committee has maintained a policy pursuant to which it pre-approves all audit services to be performed by our independent public accountants in order to assure that the provision of such services is compatible with maintaining the accountant’s independence. Under this policy, pre-approval of an engagement for a specific type or category of services generally is provided for up to one year and typically is subject to a budget comprised of a range of anticipated fee amounts for the engagement. Management and the independent public accountant are required to periodically report to the Audit Committee regarding the extent of services provided by the principal independent accountant in accordance with the annual pre-approval, and the fees for the services performed to date. To the extent that management believes that a new service or the expansion of a current service provided by the independent accountant is necessary or desirable, such new or expanded services are presented to the Audit Committee for its review and approval prior to the engagement of the principal independent accountant to render such services. The Audit Committee pre-approved the services relating to the Audit-Related Fees set forth above for the audit of the Company’s employee benefit plan and for services relating to Section 404 of the Sarbanes-Oxley Act.

SHAREHOLDER PROPOSALS
     To be eligible for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2007 Annual Meeting of Shareholders, shareholder proposals intended to be presented at that meeting must be received by the Company in writing on or before August 1, 2007. However, if the date of the 2007 Annual Meeting of Shareholders is more than thirty days before or after December 8, 2007, then the deadline for submitting any such shareholder proposal for inclusion in the proxy materials relating to the 2007 Annual Meeting of Shareholders will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8. Please send any such proposals to Professional Veterinary Products, Ltd., 10077 South 134th Street, Omaha, Nebraska 68138, Attention: Dr. Lionel L. Reilly.
     Shareholders wishing to submit proposals or director nominations to be considered at our 2007 Annual Meeting of Shareholders but that are not to be included in the Company’s proxy statement and form of proxy must submit such proposal or director nomination to the Secretary of the Company on or before October 15, 2007. However, if the date of the 2007 Annual Meeting of Shareholders is more than thirty days before or after December 8, 2007, then the deadline for submitting any such shareholder proposal will be a reasonable time before we mail the proxy materials relating to such meeting. Under Rule 14a-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying our 2007 proxy statement will have discretionary authority to vote on any shareholder proposal that is not received on or prior to the deadline described above.
ANNUAL REPORT AND FINANCIAL STATEMENTS
     The Company’s 2006 Annual Report to shareholders, including financial statements, has accompanied the mailing of this proxy statement. The Annual Report does not constitute and should not be considered a part of this proxy solicitation material.
     The Company will provide without charge to each shareholder solicited, upon the written request of any such shareholder, a copy of its annual report on Form 10-K filed with the SEC, including the financial statements, exhibits, and schedules thereto, for the fiscal year ended July 31, 2006. Such written request should be directed to Professional Veterinary Products, Ltd., 10077 South 134th Street, Omaha, Nebraska 68138, Attention: Lois Crinklaw, Manager of Building and Office Services.
OTHER BUSINESS
     The Board does not know of any other matter to be presented at the Annual Meeting, but should any other matter properly come before the Annual Meeting, or any adjournment thereof, proxies will vote on such matter in accordance with their best judgment.

November 10, 2006	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dr. Lionel L. Reilly

President and Chief Executive Officer
TO BE CERTAIN THAT YOUR SHARE WILL BE REPRESENTED AT THE 2006 ANNUAL MEETING OF
SHAREHOLDERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
PROMPTLY, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.

APPENDIX A
Audit Committee Charter for Professional Veterinary Products, Ltd.
This Audit Committee Charter (the “Charter”) has been adopted by the Board of Directors (the “Board”) of Professional Veterinary Products, Ltd. (the “Company”). The Audit Committee of the Board (the “Committee”) shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.
I. Role and Independence: Organization
The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees. The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company’s accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.
One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular contact with the President, Chief Financial Officer, and the independent auditor.
The Committee shall meet at least four times a year, either telephonically or in person, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditor and management.
II. Responsibilities
Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

■	Recommending to the Board the independent auditors to be retained to audit the financial statements of the Company. The auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

■	Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

■	Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors’ independence.

■	Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem

A-1

appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

■	Issuing annually a report to be included in the Company’s proxy statement as may be required by the rules of the Securities and Exchange Commission. Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

■	Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company’s Quarterly Report on Form 10-Q prior to its filing and (2) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

■	Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit organization, responsibilities, plans, results, budget and staffing.

■	Discussing with management, the internal auditors and the independent auditors the quality and adequacy of and compliance with the Company’s internal controls.

■	Discussing with management and/or the Company’s general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements, and any material reports or inquiries from regulatory or governmental agencies.
The Committee’s job is one of oversight. Management is responsible for the preparation of the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.
III. Additional Functions Frequently Assigned to Audit Committees
In addition to the above responsibilities, upon request of the Board, the Audit Committee shall conduct and/or assist with the following functions:
1.	Reviewing the annual management letter (with the independent auditors).

2.	Reviewing and approving audit fees.

3.	Reviewing management “conflict of interest” issues.

4.	Reviewing alleged fraudulent actions or violations of law reported by internal compliance programs or by the independent auditors.

5.	Reviewing any codes of ethics and/or codes of conduct.

6.	Reviewing compliance with codes of ethics and/or codes of conduct and the procedures to monitor such compliance.

7.	Reviewing the performance of the chief financial officer, chief accounting officer, and director of internal audit.

8.	Reviewing financially related press releases.

9.	Reviewing policies and procedures with respect to expense accounts of senior management.

10.	Self-assessing audit committee performance.

A-2

PROFESSIONAL VETERINARY PRODUCTS, LTD.
10077 South 134th Street
Omaha, Nebraska 68138
REVOCABLE PROXY
for
2006 ANNUAL MEETING OF SHAREHOLDERS
December 8, 2006
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROFESSIONAL VETERINARY PRODUCTS, LTD. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.
     The undersigned hereby appoints the person designated below as the nominee from my District as my Proxy with full power of substitution and hereby authorizes him or her to represent and vote my share of Common Stock of Professional Veterinary Products, Ltd. (“PVPL”) which the undersigned is entitled to vote, as specified below, at the 2006 Annual Meeting of Shareholders of PVPL to be held at 10:00 a.m. (CST) on Friday, December 8, 2006 at 10077 South 134th Street, Omaha, Nebraska 68138 and at any postponement or adjournment thereof.

District 1	District 2
Steven E. Wright, D.V.M.	Scott A. Shuey, D.V.M.
Millard Veterinary Clinic	Southern Hills Veterinary Services, Inc.
5757 South 144th Street	1902 Quincy Street
Omaha, NE 68137	Corning, IA 50841

District 3	District 4
Lionel L. Reilly, D.V.M.	G. W. Buckaloo, Jr., D.V.M.
President and CEO	Crysler Animal Hospital
Professional Veterinary Products, Ltd.	12440 E. 40 Hwy.
10077 South 134th Street	Independence, MO 64055
Omaha, Nebraska 68138

District 5	District 6
Tom Latta, D.V.M.	Buddy D. Ray, D.V.M.
Hansford County Veterinary Clinic	Mayfield Vet Clinic
County Road 1	501 W. James
Spearman, TX	Mayfield, KY 42066

District 7	District 8
Lionel L. Reilly, D.V.M.	William Swartz, D.V.M.
President and CEO	Clocktower Animal Hospital
Professional Veterinary Products, Ltd.	2457 Centreville Rd.
10077 South 134th Street	Herndon, VA 20171
Omaha, Nebraska 68138
     In the event the Proxy appointed above is unable to attend the 2006 Annual Meeting or is otherwise unable to act as Proxy, the undersigned hereby appoints Dr. Lionel Reilly, President of Professional Veterinary Products, Ltd., as Proxy to act on his or her behalf. This Proxy is revocable and the undersigned may revoke it at any time prior to the beginning of the Annual Meeting by giving either personal or written notice of such revocation to Dr. Lionel Reilly, President of Professional Veterinary Products, Ltd., at the Company’s offices at 10077 South 134th Street, Omaha, Nebraska 68138, or to the person designated as the Corporate Secretary at the commencement of the Annual Meeting.
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH DIRECTOR NOMINEE. NOTE: THE PROXIES OF THE UNDERSIGNED MAY VOTE ACCORDING TO THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY BE BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Please sign exactly as name appears hereon. When signing as attorney, personal representative, trustee, or guardian, please give full title. All joint owners and trustees should sign. If the signer is a corporation or other entity, please sign in full the corporation or other entity name, by duly authorized officer/representative.

Dated this day of , 2006

Name – Signature

PVPL Account Number:

Name of Individual or Clinic (Please Print)

■ Please mark vote as in this example.
PROPOSAL 1: Election of Class I Shareholder Directors
     ☐ FOR all of the Class I Shareholder Director Nominees listed below (except as indicated) to serve a three year term:
Eileen Sam Holly Morris, D.V.M., District 3
Thomas E. Wakefield, D.V.M., District 7
     ☐ WITHHOLD AUTHORITY to vote for ALL nominees listed above
     ☐ WITHHOLD AUTHORITY to vote for the following individual nominee                                                             .
YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH
CLASS I SHAREHOLDER DIRECTOR NOMINEE.
I DO ☐       DO NOT ☐       EXPECT TO ATTEND THE ANNUAL MEETING
          You may fax this proxy to PVPL. A faxed copy of your signature is legally sufficient to count your vote by proxy. If you fax it back, there is no need to mail the original. PVPL FAX # 402-331-8655
PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY BEFORE 5:00 P.M. ON NOVEMBER 30, 2006